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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of Earliest Event Reported):

                                  JULY 3, 2000

                       SANTA FE INTERNATIONAL CORPORATION
             (Exact name of registrant as specified in its charter)


      CAYMAN ISLANDS               1-14634                      98-0108989
(State of incorporation)    (Commission File No.)    (IRS Employer Identification No.)

                         TWO LINCOLN CENTRE, SUITE 1100
                                5420 LBJ FREEWAY
                               DALLAS, TEXAS 75240
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (972) 701-7300



          (Former name or former address, if change since last report)


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ITEM 5. OTHER EVENTS

         Enclosed herewith as Exhibit 1 is a copy of the Registrant's press release dated July 3, 2000, announcing the closing of the public offering of 30,000,000 ordinary shares by SFIC Holdings (Cayman), Inc.

         As a result of the closing of the public offering, the Registrant ceased to qualify as a foreign private issuer pursuant to Rule 3b-4 under the Securities Exchange Act of 1934, as amended, and will henceforth assume the status of a domestic private issuer of securities.


ITEM 7.  EXHIBITS.

         1.1 Underwriting Agreement dated June 27, 2000 among the Registrant, SFIC Holdings (Cayman), Inc., and Goldman, Sachs & Co., Morgan Stanley & Co. Incorporated, Credit Suisse First Boston Corporation and Salomon Smith Barney Inc., as Representatives of the Underwriters.

         99.1     Press Release dated July 3, 2000.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             SANTA FE INTERNATIONAL CORPORATION



Date:   July 3, 2000                         By: /s/ Cary A. Moomjian, Jr.
                                                 -------------------------------
                                                 Name:  Cary A. Moomjian, Jr.
                                                 Title: Vice President, General
                                                        Counsel and Secretary



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                                  EXHIBIT INDEX


EXHIBIT
NUMBER            DESCRIPTION
-------           -----------

  1.1             Underwriting Agreement dated June 27, 2000 among the
                  Registrant, SFIC Holdings (Cayman), Inc., and Goldman, Sachs &
                  Co., Morgan Stanley & Co. Incorporated, Credit Suisse First
                  Boston Corporation and Salomon Smith Barney Inc., as
                  Representatives of the Underwriters.

  99.1            Press Release dated July 3, 2000.